SPDR® Series Trust

Supplement dated November 5, 2018

to the Prospectus dated October 22, 2018

SPDR Kensho Clean Power ETF

SPDR Kensho Final Frontiers ETF

SPDR Kensho New Economies Composite ETF

Effective immediately, the discussion within the “DISTRIBUTIONS” section on page 33 of the Prospectus is deleted in its entirety and replaced with the following:

Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the applicable Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund may earn income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” Each Fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each Fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”

Income dividend distributions, if any, are generally distributed to shareholders quarterly, but may vary significantly from period to period.

Net capital gains for each Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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